                                                                    Exhibit 25.1

                                CONFORMED COPY

================================================================================
                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                       SECTION 305(b)(2)           [_]
__________________________________________________

                             THE BANK OF NEW YORK
                  (Exact name of trustee as specified in its charter)

New York                                                                          13-5160382
(State of incorporation                                  (I.R.S. employer
if not a U.S. national bank)                             identification no.)

48 Wall Street, New York, N.Y.                           10286
(Address of principal executive offices)  (Zip code)

__________________________________________________

                         ADVANSTAR COMMUNICATIONS INC.
              (Exact name of obligor as specified in its charter)

New York                                                                         59-2757389
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)


                         Table of Additional Registrants
                         --------------------------------
Advanstar Holdings, Inc.                  Delaware         94-3243999
Art Expositions International, Inc.       Delaware         41-1612863
Expocon Management Associates, Inc.       Connecticut      06-0984189
On Demand Marketing, Inc.                 Connecticut      06-1382851
Men's Apparel Guild in
 California, Inc.                                          California         95-1568605
MagicKids, Inc.                                            California         33-0753421
Technology Events Company, LLC            Connecticut      06-1432203
Applied Business teleCommunications       California       94-2896012

7500 Old Oak Boulevard
Cleveland, Ohio                                                               44130-3369
(Address of principal executive offices)  (Zip code)

                            ______________________

                   9-1/4% Senior Subordinated Notes due 2008
                      (Title of the indenture securities)
================================================================================

1.   GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

-----------------------------------------------------------------------------------
     Name                                       Address
-----------------------------------------------------------------------------------
     Superintendent of Banks of the State of    2 Rector Street, New York,
     New York                                   N.Y.  10006, and Albany, N.Y. 12203

     Federal Reserve Bank of New York           33 Liberty Plaza, New York, N.Y.  10045

     Federal Deposit Insurance Corporation      Washington, D.C.  20429

     New York Clearing House Association        New York, New York 10005

     (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                CONFORMED COPY


                                      SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 8th day of June, 1998.


                                         THE BANK OF NEW YORK



                                         By:     /s/WALTER N. GITLIN
                                             ---------------------------
                                           Name:  WALTER N. GITLIN
                                           Title: VICE PRESIDENT

                                                                       Exhibit 7

--------------------------------------------------------------------------------

                      Consolidated Report of Condition of

                             THE BANK OF NEW YORK

                   of 48 Wall Street, New York, N.Y. 10286
          And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business December 31, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                       Dollar Amounts
ASSETS                                                  in Thousands
Cash and balances due from depos-
  itory institutions:
  Noninterest-bearing balances and
   currency and coin....................                  $ 5,742,986
  Interest-bearing balances.............                    1,342,769
Securities:
  Held-to-maturity securities...........                    1,099,736
  Available-for-sale securities.........                    3,882,686
Federal funds sold and Securities pur-
  chased under agreements to resell.....                    2,568,530
Loans and lease financing
  receivables:
  Loans and leases, net of unearned
    income .............................                   35,019,608
  LESS: Allowance for loan and
    lease losses .......................                      627,350
  LESS: Allocated transfer risk
    reserve.............................                            0
  Loans and leases, net of unearned
    income, allowance, and reserve                         34,392,258
Assets held in trading accounts.........                    2,521,451
Premises and fixed assets (including
  capitalized leases)...................                      659,209
Other real estate owned.................                       11,992
Investments in unconsolidated
  subsidiaries and associated
  companies.............................                      226,263
Customers' liability to this bank on
  acceptances outstanding...............                    1,187,449
Intangible assets.......................                      781,684
Other assets............................                    1,736,574
                                                          -----------
Total assets............................                  $56,153,587
                                                          ===========

LIABILITIES
Deposits:
  In domestic offices...................                  $27,031,362
  Noninterest-bearing ..................                   11,899,507
  Interest-bearing .....................                   15,131,855
  In foreign offices, Edge and
  Agreement subsidiaries, and IBFs......                   13,794,449
  Noninterest-bearing ..................                      590,999
  Interest-bearing .....................                   13,203,450
Federal funds purchased and Securities
  sold under agreements to repurchase...                    2,338,881
Demand notes issued to the U.S.
  Treasury..............................                      173,851
Trading liabilities.....................                    1,695,216
Other borrowed money:
  With remaining maturity of one year
    or less.............................                    1,905,330
  With remaining maturity of more than
    one year through three years........                            0
  With remaining maturity of more than
    three years.........................                       25,664
Bank's liability on acceptances exe-
  cuted and outstanding.................                    1,195,923
Subordinated notes and debentures.......                    1,012,940
Other liabilities.......................                    2,018,960
                                                           ----------
Total liabilities.......................                   51,192,576
                                                           ----------

EQUITY CAPITAL
Common stock............................                    1,135,284
Surplus.................................                      731,319
Undivided profits and capital
  reserves..............................                    3,093,726
Net unrealized holding gains
  (losses) on available-for-sale
  securities............................                       36,866
Cumulative foreign currency transla-
  tion adjustments......................                      (36,184)
                                                           ----------
Total equity capital....................                    4,961,011
                                                           ----------
Total liabilities and equity
  capital ..............................                  $56,153,587
                                                          ===========

     I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                            Robert E. Keilman

                                                                       Exhibit 7

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                         ]
     Thomas A. Renyi     |
     Alan R. Griffith    |   Directors
     J. Carter Bacot     |
                         ]

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